                    FIRST AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into this 24TH day of September, 1999, to be effective as of the respective date herein indicated, by and among ULTIMATE ELECTRONICS, INC., a Delaware corporation ("ULTIMATE"), ULTIMATE AKQUISITION CORP., a Delaware corporation ("AKQUISITION"), and FAST TRAK, INC., a Minnesota corporation ("FAST TRAK") (Ultimate, Akquisition and Fast Trak being hereinafter individually and collectively referred to as "BORROWER," as governed by the provisions of SECTION 1.6 of the Loan Agreement, as hereinafter defined), and FOOTHILL CAPITAL CORPORATION, a California corporation ("LENDER").

                                    RECITALS

         A. Borrower and Lender have entered into that certain Amended and Restated Loan and Security Agreement, dated as of November 24, 1998 (as amended from time to time, the "Loan Agreement").

         B. Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. SECTION 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto to be inserted in proper alphabetical order:

                  "`FIRST AMENDMENT' means that certain First Amendment to Amended and Restated Loan and Security Agreement, dated September 24, 1999, executed by Lender and Borrower.

                  `OFFERING' means the underwritten public offering by Ultimate of Ultimate's equity securities, provided that such underwritten public offering is (i) completed by November 30, 1999, (ii) results in net proceeds to Ultimate of at least $25,000,000, and (iii) is upon the terms described in the registration statement filed in connection with the Offering."

         2.02 AMENDMENT AND RESTATEMENT OF SECTION 7.21 OF THE LOAN AGREEMENT.
SECTION 7.21 of the Loan Agreement is amended and restated to read in its entirety as follows:

                  "7.21 CAPITAL EXPENDITURES. Make capital expenditures in any period set forth below in excess of the corresponding aggregate amount set forth below (exclusive of capitalized leased financing incurred for financing the acquisition of real estate in conjunction with the opening of a new store located on such real estate):

         Period                                                            Amount
         ------                                                            ------
         February 1, 1999 through January 31, 2000 (if Offering is
         consummated during such period of time)                         $12,000,000

         February 1, 1999 through January 31, 2000 (if Offering is
         not consummated during such period of time)                     $12,000,000

         February 1, 2000 through January 31, 2001 (if Offering
         has been consummated)                                           $30,000,000

         February 1, 2000 through January 31, 2001 (if Offering
         has not been consummated)
                                                                         $16,000,000

         February 1, 2001 through September 30, 2001 (if Offering
         has been consummated)                                           $15,000,000

         February 1, 2001 through September 30, 2001 (if Offering
         has not been consummated)                                       $5,000,000"

                                  ARTICLE III
               LIMITED CONSENT TO AND WAIVER REGARDING OFFERING
                           AND RELATED TRANSACTIONS

         3.01 LIMITED CONSENT TO AND WAIVER REGARDING OFFERING AND RELATED TRANSACTIONS. Borrower (i) has requested permission from the Lender for Ultimate to consummate the following transactions (collectively, the "Transactions"):

                  (a) The completion by Ultimate of the Offering;

                  (b) The sale by William Pearse and his wife in the Offering of 250,000 shares of the equity securities of Ultimate owned by William Pearse and his wife and the payment by Ultimate of the expenses of the Offering, other than the selling commissions on the sale of the shares of Ultimate equity securities owned by William Pearse and his wife (the "Pearse Transaction"); and

                  (c) Redemption in full or in part on or before June 30, 2000, of the 10.25% first mortgage bonds due January 31, 2005 of Ultimate ("First Mortgage Bonds Redemption"); and

(ii) has requested that Lender waive the covenants embodied in SECTION 7.3 and
SECTION 7.4 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Offering, waive the covenants embodied in SECTION 7.14 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Pearse Transaction, and waive the covenants embodied in SECTION 7.8(a) and SECTION 7.11 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the First Mortgage Bonds Redemption. Subject to the conditions specified in SECTION 3.02 of this Amendment and to the other terms, conditions and provisions of this Amendment, Lender hereby (i) consents to the consummation by Ultimate of the Transactions, and (ii) waives the covenants embodied in SECTION 7.3 and SECTION 7.4 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Offering, waives the covenants embodied in SECTION 7.14 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Pearse Transaction, and waives the covenants embodied in
SECTION 7.8(a) and SECTION 7.11 of the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the First Mortgage Bonds Redemption; provided, however, the consent and waiver described in this SECTION 3.01 of the Amendment is strictly limited to the Transactions and to the above-described Sections of the Loan Agreement as they relate to the Transactions.

         SECTION 3.02 CONDITIONS TO CONSENT AND WAIVER. The effectiveness of the consent and waiver described above in SECTION 3.01 is subject to the following conditions precedent, unless specifically waived by Lender:

                  (i) As to all the Transactions, each of the conditions specified in ARTICLE IV of this Amendment regarding the effectiveness of this Amendment shall have been satisfied in a manner satisfactory to Lender;

                  (ii) As to the Offering and the Pearse Transaction, the Offering must be consummated on or prior to November 30, 1999, Ultimate must receive at least $25,000,000 in net proceeds from the Offering, and the net proceeds from the Offering must be wired to Lender according to the following wire transfer instructions:

                           The Chase Manhattan Bank
                           New York, NY
                           ABA 021000021
                           Credit:  Foothill Capital Corporation
                           Account:  323-266193
                           Re:  Ultimate Electronics

         , with such net proceeds to be applied to the Obligations in conformity with the provisions of the Loan Agreement; and

                  (iii) As to the First Mortgage Bonds Redemption, the date of redemption must be June 30, 2000 or earlier, and each of the following statements must be true on the date of redemption:

                        (a) No Default or Event of Default exists on the date of redemption; and

                        (b) The Offering shall have been consummated on or prior to November 30, 1999, Ultimate shall have received at least $25,000,000 in net proceeds from the Offering and the net proceeds of the Offering shall have been wired to Lender in the manner described above in PARAGRAPH (ii) of this
                  SECTION 3.02.

         3.03 NO OTHER WAIVERS. Except as otherwise specifically provided for in
SECTION 3.01 of this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by
Lender:

                 (a) Lender shall have received this Amendment, duly executed by each Borrower.

                 (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as ANNEX A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Secretary of such Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) no Borrower has amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                    ARTICLE VI
                             MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.


              [The Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       "BORROWER"

                                       ULTIMATE ELECTRONICS, INC.,
                                       a Delaware corporation

                                       By:                   /s/ Alan E. Kessock
                                             -----------------------------------
                                       Name:                     Alan E. Kessock
                                             -----------------------------------
                                       Title:      Senior Vice President Finance
                                             -----------------------------------

                                       ULTIMATE AKQUISITION CORP.,
                                       a Delaware corporation

                                       By:                   /s/ Alan E. Kessock
                                             -----------------------------------
                                       Name:                     Alan E. Kessock
                                             -----------------------------------
                                       Title:      Senior Vice President Finance
                                             -----------------------------------

                                       FAST TRAK, INC.,
                                       a Minnesota corporation

                                       By:                   /s/ Alan E. Kessock
                                             -----------------------------------
                                       Name:                     Alan E. Kessock
                                             -----------------------------------
                                       Title:      Senior Vice President Finance
                                             -----------------------------------

                                       "LENDER"

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation

                                       By:                    /s/ Katy J. Brooks
                                             -----------------------------------
                                       Name:                      Katy J. Brooks
                                             -----------------------------------
                                       Title:                     Vice President
                                             -----------------------------------

ANNEXES:

A-1      Certified Resolutions of Ultimate Electronics, Inc.
A-2      Certified Resolutions of Ultimate Akquisition Corp.
A-3      Certified Resolutions of Fast Trak, Inc.